Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of MuniYield New York Insured Fund, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: June 23, 2003


                                           /s/ Terry K. Glenn
                                           ------------------
                                           Terry K. Glenn,
                                           President of
                                           MuniYield New York Insured Fund, Inc.

      A signed original of this written statement required by Section 906 has been provided to MuniYield New York Insured Fund, Inc. and will be retained by MuniYield New York Insured Fund, Inc. and furnished to the Securities and Exchange Commission or staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of MuniYield New York Insured Fund, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: June 23, 2003


                                           /s/ Donald C. Burke
                                           -------------------
                                           Donald C. Burke,
                                           Chief Financial Officer of
                                           MuniYield New York Insured Fund, Inc.

      A signed original of this written statement required by Section 906 has been provided to MuniYield New York Insured Fund, Inc. and will be retained by MuniYield New York Insured Fund, Inc. and furnished to the Securities and Exchange Commission or staff upon request.